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Supplemental Financial & Property Information
June 30, 2002

        This supplemental package should be considered along with the Company's reports filed with the Securities and Exchange Commission and other documents that are publicly disseminated by the Company. This package has not been reviewed and audited by any outside individual or agency. No representations or warranties, expressed or implied, are deemed to be made with respect to the accuracy of this package. Past performance may not be indicative of future performance. Risks and other factors that might cause differences, some of which could be material, include, but are not limited to economic and market conditions, the financial stability of tenants within the retail industry, financing and development risks, leasing delays, cost overruns, the level and volatility of interest rates, as well as other risks listed from time to time in the Company's reports filed with the Securities and Exchange Commission. A copy of this report is available on the Company's web site at www.PriceLegacy.com.

        Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results of Price Legacy to differ materially from historical results or from any results expressed or implied by such forward-looking statements. The company refers you to the documents it files from time to time with the Securities and Exchange Commission at the SEC's web site at http://www.sec.gov, which discuss factors that could adversely affect the company's results. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date on which they are made. Price Legacy undertakes no obligation to update publicly or revise any forward-looking statements.

        Price Legacy uses a supplemental REIT performance measure called Funds from Operations (FFO) which is defined as net income plus depreciation and amortization expense, gains (losses) from sales of depreciable operating real estate, and provisions for asset impairment. FFO is not a measure of operating results or cash flows from operating activities as defined by generally accepted accounting principles and should not be used as an indicator of cash available or as an alternative to cash flows. Price Legacy believes, however, that FFO provides relevant information about its operations and is necessary, along with net income, for an understanding of its operating results.

Supplemental Financial & Property Information

Table of Contents

Price Legacy
Mission Statement	2
About the Company	2
Second Quarter Review	2
Shareholder Information	3
Funds from Operations per Common Share	4
Operating & Portfolio Highlights	5
Statements of Income	6
Funds from Operations and Funds Available for Distribution	7
Market/Operational Information	8
Balance Sheets	10
Property Portfolio
Portfolio Composition	11
Top Ten Tenants	13
Lease Expiration	13
Retail Vacancy & Absorption Change	14
Geographic Diversification	15
Acquisitions & Dispositions	17
Debt Schedule	18

OUR MISSION STATEMENT

        Stability and growth are paramount to the success of Price Legacy. We will, through judicious acquisition, management, development and disposition, strive to be the nation's premier open-air shopping center company.

ABOUT THE COMPANY...

        Price Legacy has its common stock listed on the American Stock Exchange under the symbol XLG. The Company's Series A Preferred Stock is listed on the NASDAQ under the symbol PRENP. Price Legacy is a fully-integrated real estate company with internal acquisition, disposition, development, property management, leasing, marketing and accounting personnel. The Company acquires, operates, develops and sells open-air shopping centers nationwide. Price Legacy has 54 properties which comprise approximately 8.7 million square feet of gross leasable area. The Company manages its properties through regional offices located in Arizona, California, Florida, Virginia and Utah. Price Legacy has its corporate offices in San Diego, California, is organized as a REIT and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. Price Legacy is committed to providing an environment of stability and growth for its shareholders and tenants. The following pages summarize some information concerning the Company. If you have any questions please email us at InvestorRelations@pricelegacy.com. For more information on Price Legacy, please visit the company's web site at www.PriceLegacy.com.

SECOND QUARTER REVIEW

        During the second quarter of 2002 the Company completed the acquisition of 4 shopping centers located in Arizona, Florida and South Carolina and a land parcel adjacent to our Cypress Creek Shopping Center in Fort Lauderdale, Florida for a total purchase price of approximately $55.2 million. We funded these purchases using proceeds from tax-deferred exchanges, assuming a $5.8 million mortgage and drawing from our unsecured line of credit. In May 2002, the Company bought a neighborhood shopping center in Ocala, Florida. The two year old center was purchased with available cash for approximately $7.2 million. It comprises 70,000 square feet of GLA and is anchored by Publix Super Market, Dollar Tree and Block Buster Video. In Greenville, South Carolina the Company purchased a regional shopping center with cash for approximately $29.5 million. The center was built in 2000 and comprises 299,000 square feet of GLA anchored by Ingles, Ross, Old Navy, T.J. Maxx and Goody's. The Company also purchased Rice Creek Village in Columbia, South Carolina which is anchored by Publix. This neighborhood shopping center, completed in March of this year, was purchased for approximately $8 million. In Arizona, the Company purchased a neighborhood shopping center located in Phoenix for approximately $9.8 million. The center is anchored by Safeway and was constructed in 2001.

        The Company also is continuing its strategy to dispose of non-core assets. During the second quarter the Company sold a land parcel associated with a property the Company owns in Hollywood, Florida, and a shopping center located in Glen Burnie, Maryland generating total sales proceeds of $16.2 million. We also sold three recently built self-storage properties for $26.3 million in exchange for $12.3 million in notes receivable with a participating interest and the assumption of debt by the buyer. For details of the purchases please see the Acquisitions & Dispositions Summary on page 19. The financial results for the periods ended June 30, 2002 compared to the periods ended June 30, 2001 were influenced by the shares outstanding. These financial results represent the company's results as a new combined entity following the merger between Price Enterprises, Inc., and Excel Legacy Corporation to form Price Legacy Corporation. The average weighted shares outstanding for the two comparative quarters during 2002 and 2001 were 41.3 million (62.3 million for the diluted funds from operations calculation) and 13.3 million respectively.

        Finally, the Company announced that it was added as a member of the Russell 3000® Index effective July 1, 2002, as a result of the reconstitution of the Frank Russell Company's family of U.S. indexes. The Company was also added as a member of the small-cap Russell 2000® Index which measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Shareholder Information

Corporate Offices

Price Legacy Corporation
Excel Centre
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Fax: 858-675-9405
 www.PriceLegacy.com

Exchange Listing

Common Stock:
American Stock Exchange, symbol XLG

Series A Preferred Stock:
NASDAQ, symbol PRENP

Transfer Agent and Registrar

Questions about dividend payments, shareholder accounts, lost certificates, stock transfers, and name or address changes should be directed to:

Mellon Investor Services
Stock Transfer Department
P.O. Box 54261
Terminal Annex
Los Angeles, CA 90054
Phone: 800-522-6645
 www.chasemellon.com

Shareholder/Investor Relations

Sharon Filbig
17140 Bernardo Center Drive, Suite 300
San Diego, CA 92128
Phone: 858-675-9400
Email: investorrelations@pricelegacy.com

Funds from Operations
per Common Share(1)

(1)
For complete information and a definition of Funds from Operations please see accompanying notes contained in the Company's Form 10Q filed and 10K to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Quarterly Operating Highlights
(in thousands, except per share data)

Three Months Ended June 30, 2002
Net Income	$10,144
Net loss applicable to common shares	$(2,039)
Net loss per common share—Diluted	$(0.05)
Funds from Operations before preferred dividend	$17,955
Funds from Operations available to common shareholders	$5,772
Funds from Operations per Common Share—Diluted	$0.13
EBITDA	$21,966

Portfolio Highlights

Operating Real Estate
Number of Properties	54
Gross Leasable Area	8.7	million sq. ft.
Percent Leased (Retail)	93.9%
Average Rent per Leased Square Foot	$11.32
Real Estate Under Development
Redhawk Towne Center—Temecula, CA	430,000	sq.ft.
The Shops at the Old Mill District—Bend, OR
Phase I (Completed)	152,591	sq.ft.
Phase II	50,000	sq.ft.
Newport on the Levee—Newport, KY	341,845	sq.ft.
Anaheim Garden Walk—Anaheim, CA Phase I	250,000	sq.ft.
Los Arcos—Scottsdale, AZ	552,000	sq.ft.

PRICE LEGACY CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited—amounts in thousands, except per share data)

	Second Quarter Three Months Ended June 30		Year-to-Date Six Months Ended June 30
	2002	2001	2002	2001
Rental revenues	$32,151	$18,633	$60,985	$35,903
Expenses
Operating and maintenance	5,141	2,501	10,134	4,752
Property taxes	3,316	2,193	6,488	4,298
Depreciation and amortization	4,237	2,224	8,576	4,364
General and administrative	1,652	823	4,457	1,690
Provision for asset impairment	2,528	—	2,528	—

Total expenses	16,874	7,741	32,183	15,104

Operating income	15,277	10,892	28,802	20,799
Interest and other
Interest expense	(5,841)	(3,532)	(12,278)	(6,930)
Interest income	1,119	1,796	2,388	3,643
Equity in earnings of joint ventures	136	204	314	342

Total interest and other	(4,586)	(1,532)	(9,576)	(2,945)

Income before gain on sale of real estate	10,691	9,360	19,226	17,854
Net gain on sale of real estate	3	1,250	291	1,159

Income before discontinued operations	10,694	10,610	19,517	19,013
Discontinued operations:
Income from operations	293	352	632	688
Loss on sale of real estate	(843)	—	(843)	—

	(550)	352	(211)	688
Net income	10,144	10,962	19,306	19,701
Dividends to preferred stockholders	(12,183)	(8,386)	(24,308)	(16,744)

Net (loss) income applicable to common stockholders	$(2,039)	$2,576	$(5,002)	$2,957

Basic and diluted net (loss) income per common share	$(.05)	$.19	$(.12)	$.22
Weighted average common shares outstanding
Basic and diluted	40,727	13,309	40,727	13,309
Dividends per preferred share	$.35	$.35	$.70	$.70

For complete information please see accompanying notes contained in the Company's Form 10Q to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Quarterly Funds from Operations & Funds Available for Distribution

	Three Months Ended
	31-Dec-01	31-Mar-02	30-Jun-02
Funds From Operations after preferred dividends
Net Income	$8,534	$9,162	$10,144
Depreciation & Amortization(1)	4,413	4,547	4,440
Asset impairment	—	—	2,528
Gain (loss) on Sales of Depreciable Real Estate	—	—	843

Funds from Operations (before preferred dividends)	12,947	13,709	17,955
Preferred Stock Distributions	(11,937)	(12,126)	(12,183)

Funds from Operations (after preferred dividends)	$1,010	$1,583	$5,772
Per Common Share—Diluted	$0.02	$0.04	$0.13
Funds Available for Distribution
Funds from Operations	$12,947	$13,709	$17,955
Deferred Rents	(1,256)	(1,512)	(819)
Tenant Improvements Paid	(281)	(273)	(386)
Leasing Commissions Paid	(149)	(18)	(25)
Principal Debt Payments—Recurring	(341)	(637)	(657)
Other CAPEX	—	—	—

Total Funds Available for Distribution	$10,920	$11,269	$16,068
Dividends
Preferred A Shares	$9,409	$9,602	$9,602
Preferred B Shares (paid /accrued in kind)	2,527	2,524	2,581

Total Distributions	$11,936	$12,126	$12,183
	at December 31, 2001	at March 31, 2002	at June 30, 2002
Shares Outstanding
Weighted Average Common Shares Outstanding	40,726	40,727	40,727
Common Shares Outstanding	40,726	40,727	40,727
8 3/4% Series A Cumulative Redeemable Preferred Stock	27,413	27,434	27,434
9% Series B Convertible Redeemable Preferred Shares	19,667	19,667	19,667

(1)
Includes depreciation and amortization of joint venture partnerships. Excludes depreciation and amortization of non-real estate assets.

Price Legacy Corporation
Market/Operational Information

Market Data Closing Price as of December 31, 2001, March 31, 2002 & June 30, 2002, respectively

	December 31, 2001	March 31, 2002	June 30, 2002
Common Stock Information
Shares Outstanding	40,726	40,727	40,727
Market Price Per Share	$3.16	$3.20	$3.85

Common Equity	$128,694	$130,323	$156,799
8 3/4% Series A Cumulative Redeemable Preferred
Shares Outstanding	27,413	27,434	27,434
Market Price Per Share	$15.00	$15.50	$16.10

Series A Equity	$411,195	$425,227	$441,687
9% Series B Convertible Redeemable Preferred
Shares Outstanding	19,667	19,667	19,667
Issuance Price per Share	$5.56	$5.56	$5.56

Series B Equity	$109,349	$109,349	$109,349
Market Capitalization Calculations
Equity Market CAP	$649,238	$664,899	$707,835
Total Debt	$503,029	$513,936	$533,304

Total Market CAP	$1,152,267	$1,178,835	$1,241,139
Total Debt to Total Market CAP	44%	44%	43%
Immediate Capital Availability
Cash	$28,042	$30,546	$16,728
Available under Line of Credit	68,500	65,100	45,600
Total Line of Credit	$100,000	$100,000	$100,000
Dividend Data
8 3/4% Series A Preferred Dividend per Share	$9,409	$9,602	$9,602
9% Series B Preferred Dividend per Share (Paid in Kind)	2,528	2,524	2,581

Total	$11,937	$12,126	$12,183

	Three Months Ended
	31-Dec-01	31-Mar-02	30-Jun-02
Operational Statistics
Net Income	$8,534	$9,162	$10,144
Interest Expense	5,851	6,437	5,841
Depreciation and Amortization	4,138	4,426	4,323
Asset Impairment	—	—	2,528
(Gain)/loss on sale of Real Estate	—	(287)	(840)

EBITDA (a)	18,523	19,738	21,996
Interest Expense	5,851	6,437	5,841
Capitalized Interest	362	572	521
Principal Debt Payments—Recurring	341	637	657
Preferred Cash Distributions	9,409	9,602	9,602

Fixed Charges (b)	15,963	17,248	16,621
Fixed charge coverage ratio (a/b)	1.16	1.14	1.32

Interest Expense	5,851	6,437	5,841
Capitalized Interest	362	572	521
Principal Debt Payments—Recurring	341	637	657

Debt service (c)	6,554	7,646	7,019
Debt coverage ratio (a/c)	2.44	2.58	3.13

PRICE LEGACY CORPORATION
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	June 30 2002	December 31 2001
	(unaudited)
ASSETS
Real estate assets
Land and land improvements	$422,295	$419,151
Building and improvements	650,905	618,222
Construction in progress	20,501	27,471

	1,093,701	1,064,844
Less accumulated depreciation	(26,672)	(19,420)

	1,067,029	1,045,424
Investment in real estate joint ventures	25,957	24,828
Cash and cash equivalents	16,728	28,042
Accounts receivable, net of allowance of $1,757 and $1,680	3,297	2,706
Notes receivable	63,044	55,167
Deferred rents	8,758	6,427
Other assets	34,144	30,800

Total assets	$1,218,957	$1,193,394

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Mortgages and notes payable	$452,571	$452,523
Revolving line of credit	54,400	31,500
Accounts payable and other liabilities	26,333	19,006

Total liabilities	533,304	503,029
Commitments
Minority interests	595	595
Stockholders' equity
Series A preferred stock, cumulative, redeemable, $0.0001 par value, 27,849,771 shares authorized, 27,434,166 and 27,413,467 shares issued and outstanding	399,615	399,615
Series B preferred stock, junior, convertible, redeemable, $0.0001 par value, 27,458,855 shares authorized, 19,666,754 shares issued and outstanding	106,234	106,234
Common stock, $0.0001 par value, 94,691,374 shares authorized, 40,726,675 and 40,726,191 issued and outstanding	4	4
Additional paid-in capital	196,020	195,712
Accumulated other comprehensive loss	(123)	(106)
Accumulated deficit	(7,327)	(2,324)
Notes receivable from officers for common shares	(9,365)	(9,365)

Total stockholders' equity	685,058	689,770

Total liabilities and stockholders' equity	$1,218,957	$1,193,394

For complete information please see accompanying notes contained in the Company's Form 10Q to be filed with the Securities and Exchange Commission.

Price Legacy Corporation
Supplemental Disclosure—Quarter End June 30, 2002
Real Estate Portfolio—Property List

Property Name	City	State	Year Acquired	GLA	Leased GLA	Percent Occupied	Anchor Owned	Anchors Not Owned
Retail Properties
1 Tucson	Marana	AZ	1999	40,087	40,087	100.0%	PETsMART	Costco, Home Depot
2 Mesa Pavilions	Mesa	AZ	2001	307,719	253,654	82.4%	Circuit City, PETsMART	Costco, Kmart, Target
3 Brio / Roaring Fork	Scottsdale	AZ	1998	3,700	3,700	100.0%	Roaring Fork Restaurant
4 Studio B	Scottsdale	AZ	1998	2,200	—	0.0%	Studio B
5 The Groves	Tempe	AZ	2001	247,995	245,195	98.9%	Circuit City, J.C. Penney	Wal-Mart
6 Pinnacle Peak	Phoenix	AZ	2002	70,428	68,723	97.6%	Safeway
7 Chula Vista/Rancho del Rey	Chula Vista	CA	1993	6,700	6,700	100.0%	Burger King	Costco
8 Inglewood	Inglewood	CA	1984	119,880	50,000	41.7%	Colonial Treasures	Costco
9 Northridge	Northridge	CA	1988	22,000	22,000	100.0%	Barnes & Noble	Costco
10 San Diego/Rancho San Diego	Rancho San Diego	CA	1998	98,396	98,396	100.0%	Ross, Rite Aid, Petco
11 Redwood City	Redwood City	CA	1982	49,429	49,429	100.0%	Orchard Supp. Hardware	Costco
12 Roseville	Roseville	CA	1997	188,493	188,493	100.0%	Sports Authority, Staples	Costco, Home Depot
13 San Diego/Carmel Mountain	San Diego	CA	1991	35,000	35,000	100.0%	Claim Jumper	Costco
14 San Diego/Morena(4)	San Diego	CA	1981	322,238	314,238	97.5%	Costco Wholesale
15 San Juan Capistrano	San Juan Capistrano	CA	1987	56,436	56,436	100.0%	PETsMART, Staples	Costco
16 Signal Hill	Signal Hill	CA	1991	154,750	154,750	100.0%	Home Depot, PETsMart	Costco
17 New Britain	New Britain	CT	1982	112,400	112,400	100.0%	Wal-Mart
18 Cypress Creek	Ft. Lauderdale	FL	2001	229,034	215,734	94.2%	Regal Cinemas, Office Depot
19 Oakwood Plaza	Hollywood	FL	2001	868,373	867,123	99.9%	Home Depot, BJ's Wholsale
20 Kendale Lakes Plaza	Miami	FL	2001	404,553	293,628	72.6%	Kmart, PETsMART
21 Cross County	W Palm Beach	FL	2001	357,537	346,895	97.0%	Kmart, Winn Dixie, Ross
22 Millenia Plaza(1)	Orlando	FL	2001	404,427	404,427	100.0%	Home Expo, Linens 'N Things, Home Depot
23 Heather Island	Ocala	FL	2002	70,970	69,635	98.1%	Publix Supermarket
24 Greensburg	Greensburg	IN	2001	272,893	269,693	98.8%	Wal-Mart
25 Terre Haute	Terre Haute	IN	2000	104,259	104,259	100.0%	Lowe's
26 Newport on the Levee(5)	Newport	KY	1998	341,845	235,894	69.0%	AMC, Barnes & Noble	Newport Aquarium
27 Moorestown(2)	Maple Shade	NJ	1989	201,351	201,351	100.0%	Sports Authority, Lowe's
28 Wayne	Wayne	NJ	1991	348,063	331,528	95.2%	Costco, Sports Authority
29 Smithtown	Nesconset	NY	1985	55,580	55,580	100.0%	Levitz	Costco
30 Westbury	Westbury	NY	1992	398,602	398,602	100.0%	Costco, Borders, Marshall's
31 Middletown	Middletown	OH	2000	126,400	126,400	100.0%	Lowe's
32 Philadelphia	Bensalem	PA	1991	307,771	297,731	96.7%	Home Depot
33 Rice Creek Village	Columbia	SC	2002	66,471	54,071	81.3%	Publix
34 Cherrydale Point	Greenville	SC	2002	299,128	293,728	98.2%	Ingles Markets, Goody's, Ross Stores
35 Pentagon	Arlington	VA	1993	337,429	337,429	100.0%	Costco, Best Buy, Borders
36 Hampton	Hampton	VA	1987	45,605	45,605	100.0%	Sports Authority

			TOTAL	7,078,142	6,648,514	93.9%

Joint Ventures
37 Fresno (Blackstone Ventures) (50%)	Fresno	CA	1998	85,360	85,360	100.0%	Bed Bath & Beyond, Ross
38 Newport Centre (55%)	Winnipeg	Canada	1992	159,743	128,641	80.5%
39 Shops at the Old Mill District (50%)	Bend	OR	2000	152,262	110,892	72.8%	Regal Cinemas, GAP

			TOTAL	397,365	324,893	81.8%

Self Storage
40 Azusa(3)	Azusa	CA	1998	120,615	120,615	100.0%
41 San Diego/Morena(3,4)	San Diego	CA	1981	120,962	120,962	100.0%
42 San Diego-Murphy's Canyon(3)	San Diego	CA	1997	298,000	298,000	100.0%
43 Solana Beach(3)	Solana Beach	CA	1991	316,000	316,000	100.0%

			TOTAL	855,577	855,577	100.0%

	TOTAL RETAIL PORTFOLIO			8,331,084	7,828,984	94.0%

Non-Retail Properties Office Properties
44 Scottsdale City Center	Scottsdale	AZ	2000	65,971	57,379	87.0%
45 Sacramento/Bradshaw	Sacramento	CA	1998	126,005	126,005	100.0%	AT&T
46 Excel Centre	San Diego	CA	2000	82,157	82,157	100.0%	Price Legacy, UBS Painewebber
47 Hollywood/Oakwood Business Ctr	Hollywood	FL	2001	141,150	133,159	94.3%	KOS Pharmaceuticals

			TOTAL	415,283	398,700	96.0%

Hospitality
48 Grand Hotel	Grand Tusayan	AZ	1998	121 rooms	121 rooms

			TOTAL	—	—

	TOTAL NON-RETAIL PORTFOLIO			415,283	398,700	96.0%

Development and Other Properties
49 Scottsdale Towers Land	Scottsdale	AZ	1998	N/A	N/A		Land
50 Tucson	Marana	AZ	1999	N/A	N/A		Land
51 Pointe Anaheim Garden Walk (88%)	Anaheim	CA	1998	—	—		Under Development
52 Redhawk Towne Center	Temecula	CA	1999	419,284	N/A		Under Development
53 Yosemite Land	Yosemite	CA	1998	N/A	N/A		Land
54 International Business Park	Orlando	FL	1999	N/A	N/A		Land
55 Shepherd Creek	Salt Lake City	UT	2001	N/A	N/A		Land

			TOTAL	419,284	—

	TOTAL DEVELOPMENT PROPERTIES			419,284	—

	TOTAL PORTFOLIO			8,746,367	8,227,684	94.1%

NOTES:

1.
Home Depot, Linens 'N Things, and Floral Supply Mart opened first quarter 2002

2.
Lowe's opened June 5, 2002

3.
Master leased for operations to Price Self-Storage

4.
Single property, two tenant types, total property count is 54

5.
Consolidated Joint Venture

Price Legacy Corporation
Property Portfolio

Real Estate Portfolio—Top Ten Tenants
(Ranked by Annualized Minimum Rent(1))

	Tenant	Number of Leases	Leased GLA (000's)	% of Leased GLA	AMR (000's)	% of AMR
1	Costco	4	618,192	7.5%	$8,573	9.2%
2	Price Self Storage	4	855,577	10.4%	5,350	5.7%
3	Home Depot	4	472,163	5.7%	4,164	4.5%
4	K-Mart	4	461,829	5.6%	4,107	4.4%
5	The Sports Authority	6	266,472	3.2%	3,457	3.7%
6	AMC Theaters	2	122,557	1.5%	2,488	2.7%
7	Marshall's	4	146,176	1.8%	2,433	2.6%
8	AT&T Wireless	1	126,005	1.5%	2,056	2.2%
9	Lowe's	3	365,857	4.4%	2,008	2.2%
10	Linens N Things	4	138,936	1.7%	2,006	2.2%

		36	3,573,764	43.4%	$36,642	39.3%

1
Annualized Minimum Rent includes the joint-venture AMR and GLA but does not include the percentage rents or expense reimbursements

Real Estate Portfolio—Lease Expiration Schedule
(excludes month-to-month leases and Newport Centre)

Year	Total Number Leases Expiring	Leases w/ Options	Leased GLA	% of Leased GLA	AMR Expiring	% of AMR
2002	40	12	253,634	3.1%	$2,396,878	2.6%
2003	56	30	202,530	2.5%	3,161,957	3.4%
2004	62	41	244,521	3.0%	3,642,086	3.9%
2005	93	59	445,221	5.4%	5,945,125	6.4%
2006	68	31	373,747	4.5%	5,913,483	6.3%
2007	48	28	271,338	3.3%	3,922,498	4.2%
2008	13	12	114,915	1.4%	1,651,215	1.8%
2009	34	32	1,186,049	14.4%	15,662,844	16.8%
2010	33	31	477,298	5.8%	7,741,565	8.3%
2011+	125	77	4,534,861	55.1%	42,230,537	45.3%

TOTAL	572	353	8,104,114	98.5%	$92,268,188	99.0%

Retail Vacancy & Net Absorption Change Analysis—Three Months Ended June 30, 2002

	Total SF	Leased SF	% Leased	Rent/Leased SF
April 1, 2002	8,394,489	7,901,479	94.1%	11.37
Acquisitions	506,997	486,157	95.9%	10.04
Net Absorption	(458)	(23,021)	—	7.53
Disposals	(154,661)	(136,931)	88.5%	12.83
June 30, 2002	8,746,367	8,227,684	94.1%	11.32

New Leases Signed Year-To-Date

	Retail Leases	Ground Leases
Number	14	2
Building SF	32,594	94,558
Land SF	—	405,451
Average Rent/SF	$17.14	$4.45

Vacancies—Prior Tenant Average Rent/SF
(excludes vacancies from new construction or acquisition)

SF	518,683
Average Rate/SF	$8.18

Price Legacy Corporation
Supplemental Disclosure—Quarter End June 30, 2002
Real Estate Portfolio—Geographic Distribution

RETAIL PORTFOLIO

State / Country	Number of Properties	GLA	Percent Leased	Rent / Leased SF	AMR	% of Total AMR
Arizona	6	672,129	91.0%	$11.76	$7,190,778	8.3%
California	15	1,994,259	96.1%	9.36	17,943,013	20.8%
Canada	1	159,743	80.5%	6.57	844,756	1.0%
Connecticut	1	112,400	100.0%	5.97	671,100	0.8%
Florida	6	2,334,894	94.1%	10.09	22,170,299	25.7%
Indiana	2	377,152	99.2%	6.49	2,428,397	2.8%
Kentucky	1	341,845	69.0%	17.02	4,016,005	4.7%
New Jersey	2	549,414	97.0%	11.57	6,163,769	7.1%
New York	2	454,182	100.0%	18.35	8,332,028	9.6%
Ohio	1	126,400	100.0%	5.14	650,000	0.8%
Oregon	1	152,262	72.8%	17.15	1,901,364	2.2%
Pennsylvania	1	307,771	96.7%	10.57	3,147,137	3.6%
South Carolina	2	365,599	95.1%	9.29	3,231,144	3.7%
Virginia	2	383,034	100.0%	20.03	7,670,802	8.9%

	43	8,331,084	94.0%	$11.03	$86,360,592	100.0%

Region
West	22	2,818,650	93.6%	10.25	27,035,155	31.3%
Outside U.S.	1	159,743	80.5%	6.57	844,756	1.0%
East	20	5,352,691	94.6%	11.55	58,480,681	67.7%

	43	8,331,084	94.0%	$11.03	$86,360,592	100.0%

Price Legacy Corporation
Supplemental Disclosure—Quarter End June 30, 2002
Real Estate Portfolio—Geographic Distribution

NON-RETAIL PORTFOLIO

State / Country	Number of Properties	GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	2	65,971	87.0%	$20.29	$1,164,067	17.2%
California	2	208,162	100.0%	19.01	3,957,966	58.4%
Florida	1	141,150	94.3%	12.43	1,654,839	24.4%

	5	415,283	96.0%	$17.00	$6,776,872	100.0%

Region
West	4	274,133	96.9%	$19.29	5,122,033	75.6%
East	1	141,150	94.3%	12.43	1,654,839	24.4%

	5	415,283	96.0%	$17.00	$6,776,872	100.0%

Price Legacy Corporation
Supplemental Disclosure—Quarter End June 30, 2002
Real Estate Portfolio—Geographic Distribution

DEVELOPMENT AND OTHER PROPERTIES

State / Country	Number of Properties	GLA	Percent Leased	Rent/ Leased SF	AMR	% of Total AMR
Arizona	2	N/A	N/A	N/A	N/A	N/A
California	3	419,284	N/A	N/A	N/A	N/A
Florida	1	N/A	N/A	N/A	N/A	N/A

	7	419,284	N/A	N/A	N/A	N/A

Region
West	6	419,284	N/A	N/A	N/A	N/A
East	1	N/A	N/A	N/A	N/A	N/A

	7	419,284	N/A	N/A	N/A	N/A

Past 12 Months Acquisitions & Dispositions Schedule

ACQUISITIONS

				Purchase Price
Property Name		Property Type(1)	Month Acquired						Anchor Tenants
	Location			Cash	Stock	Debt	Total	GLA
Oakwood Plaza	Hollywood, FL	S	Nov-01	23,377,600	—	66,734,233	90,111,833	889,956	Dave & Buster's
Oakwood Business Cnt.	Hollywood, FL	O	Nov-01	3,137,679	—	10,195,821	13,333,500	141,150	Trader Publishing Co.
Kendale Lakes Plaza	Miami, FL	S	Nov-01	7,040,695	—	29,009,305	36,050,000	402,801	K-Mart
Cross Country Plaza	West Palm Beach, FL	S	Nov-01	8,364,486	—	32,332,414	40,696,900	351,341	K-Mart, Winn Dixie
Cypress Creek Station	Ft. Lauderdale, FL	S	Nov-01	5,430,332	—	23,369,668	28,800,000	229,034	Regal Cinemas, Office Depot
Millenia Plaza	Orlando, FL	S	Nov-01	7,787,577	—	21,675,000	29,462,577	404,492	Home Depot
Heather Island Plaza	Ocala, FL	S	May-02	7,163,348	—	—	7,163,348	70,970	Publix
Cherrydale Point	Greenville, SC	S	Jun-02	29,500,000	—	—	29,500,000	299,128	Ingles, Goody's, Ross
Rice Creek Village	Columbia, SC	S	Jun-02	8,034,942	—	—	8,034,942	66,471	Publix
Safeway Center	Phoenix, AZ	S	Jun-02	9,815,578	—	—	9,815,578	70,428	Safeway

				$109,652,237	$—	$183,316,441	$238,454,810	2,925,771

DISPOSITIONS

				Selling Price
		Property Type(1)	Month Sold					Anchor Tenants
Property Name	Location			Cash	Debt	Total	GLA
Southeast San Diego	San Diego, CA	T	Sep-01	1,680,000	—	1,680,000	8,875	Burger King
Desert Fashion Plaza	Palm Springs, CA	S	Nov-01	17,021,623	—	17,021,623	96,090	Saks Fifth Ave.
Westminster Promenade	Westminster, CO	S	Dec-01	13,500,000	—	13,500,000	228,726	AMC
Seekonk Shopping Ctr.	Seekonk, MA	S	Dec-01	15,250,000	—	15,250,000	213,994	Sports Authority
Land	Tusayan, AZ	L	Dec-01	1,362,000	—	1,362,000	—	N/A
Land	Marana, AZ	L	Mar-02	683,000	—	683,000	—	N/A
Land	Hollywood, FL	L	Mar-02	1,410,000	—	1,410,000	—	N/A
Land	Hollywood, FL	L	Mar-02	1,100,000	—	1,100,000	—	N/A
Glen Burnie	Glen Burnie, MD	S	Jun-02	15,099,000	—	15,099,000	154,661	Costco, Home Depot
Pacific Beach Self-Storage	San Diego, CA	SS	Jun-02	—	11,632,000	11,632,000		Price Self-Storage
San Juan Capistrano Self-Storage	San Juan Cap., CA	SS	Jun-02	—	6,918,000	6,918,000		Price Self-Storage
Walnut Creek Self Storage	Walnut Creek, CA	SS	Jun-02	—	7,708,000	7,708,000		Price Self-Storage

				$48,813,623	$26,258,000	$52,006,623	547,685

(1)
L—Land, S—Shopping Center, SS- Self Storage, T—Single Tenant Property, O—Office

Real Estate Portfolio—Schedule of Debt—June 30, 2002

Property	Location	Interest Rate	Spread	Maturity	Balance (000's)
Fixed Rate Debt:
Property Specific Debt
Excel Centre (Capital Lease)	San Diego, CA	4.43%	—	12/01/04	$11,612
Greensburg (Capital Lease)	Greensburg, IN	9.00%	—	06/05/01	19,300
Scottsdale City Centre (Capital Lease)	Scottsdale, AZ	4.02%		06/20/04	3,100
Murphy Canyon	San Diego, CA	9.00%	—	04/01/04	8,637
Middleton/Lowes	Middletown, Ohio	7.625%	—	02/01/14	3,341
Terre Haute/Lowes	Terre Haute, IN	8.75%	—	06/01/03	3,392
Scottsdale City Centre	Scottsdale, AZ	8.125%	—	02/01/06	1,756
Phoenix-Morgan Stanley-Wells	Phoenix, AZ	8.450%	—	02/01/17	4,444
Phoenix-Greenwich Cap-Midland	Phoenix, AZ	7.240%	—	10/01/11	1,331
Anaheim—RIST	Anaheim, CA	6.00%	—	12/01/06	6,313
Kendale*	Miami, FL	8.18%	—	02/01/09	28,856
Oakwood Plaza*	Hollywood, FL	8.18%	—	02/01/09	66,382
Cross County*	West Palm Beach, FL	9.00%	—	01/01/10	32,203
Cypress Creek*	Ft. Lauderdale, FL	8.18%	—	02/01/09	23,246
Oakwood Business*	Hollywood, FL	8.18%	—	02/01/09	10,142

TOTAL FIXED RATE PROPERTY SPECIFIC DEBT					$224,055

Credit Facility Debt
Senior Notes		10.00%	—	11/01/04	$2,264
Convertible Debentures		9.00%	—	11/01/04	2,827

TOTAL FIXED RATE NON-PROPERTY SPECIFIC DEBT					$5,091

TOTAL FIXED RATE DEBT					$229,146
Variable Rate Debt:	Assumed Libor rate:	1.84%
	Prime rate	4.75%
Property Specific Debt
Tempe/Groves	Tempe, AZ	Libor	2.05%	12/01/06	16,893
Mesa/Pavillions	Mesa, Arizona	Libor	2.05%	12/01/06	16,004
Millenia Plaza	Orlando, FL	Libor	2.25%	04/01/03	21,945
Newport on the Levee	Newport, KY
Construction/loan		Libor	3.10%	01/03/03	37,019
Firstar		Prime	0.50%	03/01/03	4,738
GMAC Commercial Mortgage	Various	Libor	0.98%	06/01/04	121,375

TOTAL SECURED VARIABLE RATE DEBT					$217,974

TOTAL VARIABLE RATE DEBT					$217,974

		Total Weighted Average Fixed Rate Debt:			8.12%
		Total Weighted Average Variable Rate Debt:			3.52%
Unsecured Line of Credit	Assumed Libor rate:	1.88%
		Interest Rate	Spread	Maturity	Balance
Fleet Revolver		Libor	1.75%	09/01/04	$54,400

TOTAL VARIABLE RATE DEBT					$54,400

TOTAL DEBT					$501,520
IMAX Equipment Loan (to be marked paid in full in 2002 in exchange for equipment—no interest)					$5,451

					$506,971
		Total Weighted Average All Debt:			5.63%

*
Interest rate swapped to LIBOR +3.08 to LIBOR +3.88 as of May 1, 2002

QuickLinks

Supplemental Financial & Property Information June 30, 2002
Supplemental Financial & Property Information Table of Contents
Shareholder Information
Funds from Operations per Common Share(1)
Price Legacy Corporation Quarterly Operating Highlights (in thousands, except per share data)
PRICE LEGACY CORPORATION CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited—amounts in thousands, except per share data)
Price Legacy Corporation Quarterly Funds from Operations & Funds Available for Distribution
Price Legacy Corporation Market/Operational Information
PRICE LEGACY CORPORATION CONSOLIDATED BALANCE SHEETS (in thousands, except share data)
Price Legacy Corporation Supplemental Disclosure—Quarter End June 30, 2002 Real Estate Portfolio—Property List
Price Legacy Corporation Property Portfolio
Real Estate Portfolio—Top Ten Tenants (Ranked by Annualized Minimum Rent(1))
Real Estate Portfolio—Lease Expiration Schedule (excludes month-to-month leases and Newport Centre)
Price Legacy Corporation Supplemental Disclosure—Quarter End June 30, 2002 Real Estate Portfolio—Geographic Distribution
Price Legacy Corporation Supplemental Disclosure—Quarter End June 30, 2002 Real Estate Portfolio—Geographic Distribution
Price Legacy Corporation Supplemental Disclosure—Quarter End June 30, 2002 Real Estate Portfolio—Geographic Distribution
Past 12 Months Acquisitions & Dispositions Schedule
ACQUISITIONS
DISPOSITIONS
Real Estate Portfolio—Schedule of Debt—June 30, 2002